Exhibit 99.1

CANOPY GROWTH ANNOUNCES US$150 MILLION REGISTERED DIRECT OFFERING

SMITHS FALLS, ON, February 21, 2023 /PRNewswire/ – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that it has entered into an agreement (the “Agreement”) with an institutional investor (the “Institutional Investor”) for the purchase and sale of up to US$150,000,000 aggregate principal amount of senior unsecured convertible debentures (the “Convertible Debentures”).

Pursuant to the terms of the Agreement, the Institutional Investor purchased an initial US$100,000,000 of the Convertible Debentures and an additional US$50,000,000 of the Convertible Debentures will be purchased in the event that certain conditions outlined in the Indenture (as defined below) are satisfied or waived. As further described below, no cash will be payable by Canopy Growth in any circumstances in respect of principal, interest or any other amounts owing pursuant to the terms of the Convertible Debentures.

“Canopy Growth is executing a strategy focused on accelerating growth and profitability by transforming our Canadian operations and fast-tracking entry into the U.S. market,” said Judy Hong, Chief Financial Officer of Canopy Growth. “Building on other recent actions taken to enhance cash flow, this attractive capital immediately adds to Canopy Growth’s cash on hand and provides additional flexibility to continue advancing strategic priorities”.

The Convertible Debentures were purchased pursuant to a registration statement on Form S-3ASR with the United States Securities and Exchange Commission with respect to the offer and sale of the Convertible Debentures and the common shares of the Company (the “Common Shares”) underlying the Convertible Debentures. The Convertible Debentures were sold at US$1,000 per Convertible Debenture and bear interest at a rate of 5.0% per annum, payable in Common Shares at the earlier of (i) the time of conversion of the Convertible Debentures; or (ii) February 28, 2028 (the “Maturity Date”). No cash payment will be payable by Canopy Growth in any circumstances in respect of principal, interest or any other amounts owing pursuant to the terms of the indenture dated February 21, 2023 between the Company and Computershare Trust Company of Canada (the “Indenture”), as trustee, governing the Convertible Debentures. The Convertible Debentures are convertible into Common Shares at the option of the Institutional Investor at a conversion price equal to 92.5% of the three-day volume-weighted average price of the Common Shares ending on the trading day prior to conversion. On the Maturity Date, the principal amount of the Convertible Debentures, including any accrued but unpaid interest, will also be paid in Common Shares.

The Company intends to use the proceeds from the offering for working capital and general corporate purposes.

Additionally, the Company does not plan to list the Convertible Debentures on the NASDAQ, or any other securities exchange or other trading system.

ATB Capital Markets Inc. acted as sole placement agent in connection with this offering.

About Canopy Growth Corporation

Canopy Growth Corporation (“Canopy”) is a leading North American cannabis and CPG company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Our CPG portfolio features sugar-free sports hydration brand BioSteel, targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the second US$50 million tranche of the offering; the Company’s strategy focused on accelerating growth and profitability; fast-tracking entry into the U.S. market; the Company’s anticipated use of proceeds; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Common Shares; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2022 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.